SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 24, 1999
                                                        ------------------


                          Metropolis Realty Trust, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Maryland                  0-218491                      13-3910684
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(State or Other          (Commission              (I.R.S. Employer
Jurisdiction of         File Number)                Identification
Incorporation)                                                No.)





          c/o Victor Capital Group, L.P., 605 Third Avenue, 26th Floor,
                            New York, New York 10016
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (212) 655-0220
                                                            --------------


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         (Former Name or Former Address, If Changed Since Last Report.)






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ITEM 5.      Other Events.

                   Metropolis Realty Trust, Inc. ("Registrant"), is filing this Current Report on Form 8-K in connection with the filing of a press release on September 24, 1999.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit    Description
-------    -----------

99.1       Press Release, dated September 24, 1999.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            METROPOLIS REALTY TRUST, INC.
                                  (Registrant)


Date: September 30, 1999
                             By:                  /s/ Lee S. Neibart
                                     ------------------------------------------
                                     Name:        Lee S. Neibart
                                     Title:       President and Director


Date: September 30, 1999
                             By:                  /s/ Stuart Koenig
                                     ------------------------------------------
                                     Name:        Stuart Koenig
                                     Title:       Vice President and Treasurer




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EXHIBIT INDEX


Exhibit    Description
-------    -----------

99.1       Press Release, dated September 24, 1999.




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                                  Exhibit 99.1




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FOR IMMEDIATE RELEASE
---------------------

                                Contact:         Mr. John Klopp
                                                 605 Third Avenue
                                                 28th Floor
                                                 New York, NY 10158
                                                 (212) 655-0220


            METROPOLIS REALTY TRUST, INC. ANNOUNCES AGREEMENT TO SELL
                            237 PARK AVENUE PROPERTY

                        THIRD QUARTER DIVIDEND ANNOUNCED

New York, New York (September 24, 1999) -- METROPOLIS REALTY TRUST, INC. today announced that it has entered into an agreement to sell all of its interests in 237 Park Avenue to a private investor. The closing of the sale is subject to due diligence and other customary closing conditions. The Board of Directors has approved the sale, and stockholders representing more than the requisite 66 2/3% of the Company's outstanding common stock have agreed to vote in favor of the sale. The sale is expected to close during the fourth quarter, although there can be no assurance that the sale will be consummated.

237 Park Avenue is a 21-story class A office building with approximately 1,200,000 rentable square feet of space. The building, centrally located in midtown Manhattan, is situated off one of New York City's most prestigious thoroughfares and is within close proximity to Grand Central Station, a transportation hub. The property serves as the corporate headquarters for J. Walter Thompson Company, a major advertising company, and Credit Suisse Asset Management, a financial services organization. The property is currently 98% leased.

Upon consummation of the sale, METROPOLIS will continue to own substantially all of its interests in another New York City office building, 1290 Avenue of the Americas.

METROPOLIS also announced its regular quarterly dividend of $0.50 per share, payable on October 15, 1999 to stockholders of record on September 30,1999.

METROPOLIS is a Maryland corporation that qualifies as a real estate investment trust for tax purposes.


Note: Statements in this press release which are not strictly historical are "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company's actual results in the future to differ materially from expected results.


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